BRIGHTHOUSE FUNDS TRUST I
BRIGHTHOUSE FUNDS TRUST II
(each a “Trust” and, collectively, the “Trusts”)
SUPPLEMENT DATED SEPTEMBER 8, 2026
TO THE
STATEMENT OF ADDITIONAL INFORMATION (the “SAI”)
DATED APRIL 27, 2026, AS SUPPLEMENTED
In the sub-subsection entitled “Publicly Available Information” of the subsection entitled “Portfolio Holdings Disclosure Policy” of the section entitled “Management of the Trusts” of the SAI, the third paragraph is deleted in its entirety and replaced with the following:
The twenty largest (or in certain instances, ten largest) portfolio holdings of each actively managed equity Portfolio will generally be posted on a Brighthouse website as early as 15 days after each month end (except in the case of the Harris Oakmark International Portfolio where such holdings are generally published as early as 15 days after each calendar quarter end). In the case of the AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Brighthouse Balanced Plus Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global Multi-Asset Portfolio, the five largest holdings will generally be posted on a Brighthouse website as early as on or about 30 calendar days following the calendar month-end. In the case of the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio, Brighthouse Asset Allocation 100 Portfolio, the American Funds Moderate Portfolio, American Funds Balanced Portfolio and American Funds Aggressive Portfolio, the complete holdings of each Portfolio will generally be posted on a Brighthouse website as early as 15 days after each month end.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE